UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06223

Legg Mason Tax Free Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	September 30, 2014

LEGG MASON

INVESTMENT COUNSEL MARYLAND TAX-FREE INCOME TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks a high level of current income exempt from federal and Maryland state and local income taxes*, consistent with prudent investment risk and preservation of capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Investment Counsel Maryland Tax-Free Income Trust for the six-month reporting period ended September 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (subsequently renamed 1919 Investment Counsel and Trust Company, N.A.) (“1919 ICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and 1919 ICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of 1919 ICTC, is the Fund’s subadviser.

In connection with the acquisition, LMPFA recommended to the Fund’s Board of Trustees that they approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly organized series, 1919 Maryland Tax-Free Income Fund (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to Fund shareholders and the Fund would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Fund, approved the Fund reorganization, subject to shareholder approval and certain other conditions. At the special meeting of shareholders held on October 15, 2014, the Fund’s shareholders approved the reorganization.

If the Fund reorganization is effected, LMIC (hereinafter “NEWCO”) will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Fund’s investment program with certain differences, which are not expected to result in material differences in the ways the Fund is currently

II	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

managed and the New Fund will be managed. The Fund’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The Fund reorganization is subject to the satisfaction of certain closing conditions and the receipt of certain additional approvals. If the required conditions are satisfied, it is possible that the Fund reorganization could occur as early as October 31, 2014 or such other date as the parties may agree. Prior to the Fund reorganization, shareholders can continue to purchase and redeem shares subject to the limitations in the Fund’s prospectus. Effective as of the close of business two days prior to the Fund reorganization, the Fund will be closed to new purchases and incoming exchanges.

No sales loads, commissions, or other similar fee will be charged in connection with the Fund reorganization. The Fund will not bear any direct costs of the Fund reorganization. The costs of the Fund reorganization will be borne by LMPFA, Stifel or their respective affiliates.

It is expected that neither the Fund nor its shareholders will recognize gain or loss as a direct result of the Fund reorganization and that the aggregate tax basis in the New Fund shares received by the Fund shareholder will be the same as the shareholder’s aggregate tax basis in the Fund shares.

Please note that certain entities that currently provide services to the Fund may continue to provide part or all of those services to the New Fund directly or indirectly for an interim period after the closing. These services may include those currently provided by BNY Mellon, the Fund’s current transfer agent and Legg Mason Investor Services, LLC, the Fund’s current principal underwriter.

Investors should consider the New Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the New Fund. Please read the prospectus carefully before investing.

We thank you for allowing us to help you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 27, 2014

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	III

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. Toward the beginning of the six months ended September 30, 2014 (the “reporting period”), the severe winter weather played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.3%, where it remained in May. Unemployment then generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

IV	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on September 17, 2014, the Fed again cut its monthly asset purchases by a total of $10 billion. Beginning in October, it will buy a total of $15 billion per month ($5 billion per month of agency MBS and $10 billion per month of longer-term Treasuries). The Fed also said “it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2.0% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Q. Did Treasury yields trend higher or lower during the six months ended September 30, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.44%. It fell as low as 0.35% on May 20, 2014, and was as high as 0.59% in mid-September 2014, before ending the period at 0.58%. The yield on the ten-year Treasury began the period at 2.73%. It fell as low as 2.34% on August 15 and August 28, 2014, peaked at 2.82% on April 2, 2014, and ended the period at 2.52%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While there were several periods of weakness, the spread sectors generated positive results during the reporting period. The spread sectors generated positive results from April through June 2014 as intermediate- and long-term interest rates declined and investor demand was solid. The spread sectors then largely declined in July, rallied in August and again fell in September. Investor sentiment fluctuated over the last three months of the reporting period given uncertainties regarding future Fed monetary policy, concerns over global growth and a host of escalating geopolitical issues.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	V

Investment commentary (cont’d)

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended September 30, 2014. Over that period, the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi gained 4.12% and 2.21%, respectively. The municipal bond market outperformed the taxable bond market during all six months of the reporting period.

Performance review

For the six months ended September 30, 2014, Class A shares of Legg Mason Investment Counsel Maryland Tax-Free Income Trust, excluding sales charges, returned 2.69%. The Fund’s unmanaged benchmark, the Barclays Municipal Bond Index, returned 4.12% for the same period. The Lipper Maryland Municipal Debt Funds Category Average1 returned 3.42% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months
Legg Mason Investment Counsel Maryland Tax-Free Income Trust:
Class A	2.69%
Class C	2.41%
Class I	2.83%
Barclays Municipal Bond Index	4.12%
Lipper Maryland Municipal Debt Funds Category Average[1]	3.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended September 30, 2014 for Class A, Class C and Class I shares were 2.66%, 2.24% and 2.93%,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 31 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C and Class I shares would have been 2.39%, 1.94% and 2.56%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated July 17, 2014, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.83%, 1.44% and 0.92%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.75% for Class A shares, 1.30% for Class C shares and 0.60% for Class I shares. These arrangements cannot be terminated prior to December 31, 2015, without the Board of Trustee’s consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

VIII	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and March 31, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.69%	$1,000.00	$1,026.90	0.75%	$3.81	Class A	5.00%	$1,000.00	$1,021.31	0.75%	$3.80
Class C	2.41	1,000.00	1,024.10	1.30	6.60	Class C	5.00	1,000.00	1,018.55	1.30	6.58
Class I	2.83	1,000.00	1,028.30	0.60	3.05	Class I	5.00	1,000.00	1,022.06	0.60	3.04

2	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

[1]	For the six months ended September 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

September 30, 2014

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.3%
Education — 19.2%
City of Annapolis, Maryland, EDR and Refunding Revenue Bonds:
St. John’s College Facility	5.500%	10/1/18	$115,000	$115,200
St. John’s College Facility	5.500%	10/1/23	490,000	490,853
St. John’s College Facility	5.000%	10/1/27	1,135,000	1,191,898
St. John’s College Facility	5.000%	10/1/36	2,465,000	2,517,850
Maryland State EDC, Student Housing Revenue Bonds:
Frostburg State University Project	4.000%	10/1/18	500,000	527,755
Frostburg State University Project	4.000%	10/1/19	500,000	525,640
Frostburg State University Project	4.000%	10/1/20	500,000	525,560
Salisbury University Project	5.000%	6/1/27	455,000	504,158
Salisbury University Project	5.000%	6/1/34	1,000,000	1,065,750
Senior Morgan State University Project	5.000%	7/1/27	1,870,000	1,952,822
Senior Morgan State University Project	5.000%	7/1/34	750,000	771,277
University of Maryland, College Park Projects	5.750%	6/1/33	500,000	527,230
University of Maryland, College Park Projects	5.800%	6/1/38	1,500,000	1,580,040
Maryland State EDC, Utility Infrastructure Revenue, University of Maryland, College Park Project	5.000%	7/1/16	3,700,000	3,982,717
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland	4.000%	10/1/25	1,645,000	1,719,913
Johns Hopkins University	5.000%	7/1/21	2,000,000	2,403,300
Maryland Institute College of Art	5.000%	6/1/36	5,000,000	5,154,100
Maryland Institute College of Art	5.000%	6/1/42	800,000	816,520
Westminster, Maryland, Education Facilities Refunding Revenue Bonds, McDaniel College Inc.	5.000%	11/1/31	3,500,000	3,617,040
Total Education				29,989,623
Health Care — 20.4%
Maryland State Health & Higher EFA Revenue Bonds:
Anne Arundel Health System	6.750%	7/1/29	2,000,000	2,454,340
Carroll Hospital Center Inc.	5.000%	7/1/21	1,005,000	1,142,635
Helix Health Issue, AMBAC	5.250%	8/15/38	3,000,000	3,501,690
Mercy Medical Center Inc.	5.500%	7/1/42	3,445,000	3,653,285
Peninsula Regional Medical Center Issue	5.000%	7/1/19	1,000,000	1,056,810
Peninsula Regional Medical Center Issue	5.000%	7/1/26	2,435,000	2,558,698
Refunding, MedStar Health Issue	5.500%	8/15/25	785,000	787,433
Refunding, Mercy Ridge	4.750%	7/1/34	3,200,000	3,267,456
Suburban Hospital	5.500%	7/1/16	500,000	502,025
The Johns Hopkins Hospital Issue	0.000%	7/1/19	4,000,000	3,477,880
University of Maryland Medical System	5.000%	7/1/34	1,000,000	1,082,720

See Notes to Financial Statements.

4	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
University of Maryland Medical System	5.125%	7/1/39	$1,000,000	$1,063,220
University of Maryland Medical System	5.000%	7/1/41	1,000,000	1,029,740
Washington County Hospital Association	5.000%	1/1/17	500,000	532,520
Washington County Hospital Issue	4.000%	1/1/15	1,000,000	1,005,410
Washington County Hospital Issue	4.750%	1/1/16	1,000,000	1,033,230
Washington County Hospital Issue	5.250%	1/1/23	500,000	526,905
Washington County Hospital Issue	5.750%	1/1/38	2,000,000	2,056,280
Washington County Hospital Issue	6.000%	1/1/43	1,000,000	1,031,930
Total Health Care				31,764,207
Housing — 9.8%
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.500%	9/1/29	2,490,000	2,595,950
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	4.750%	9/1/29	1,000,000	1,051,640
Community Development Administration, Maryland Department of Housing and Community Development Residential Revenue Bonds	5.050%	9/1/39	1,980,000	2,070,565
Maryland State Community Development Administration, Department of Housing and Community Development:
Local Government Infrastructure, Senior Lien	4.000%	6/1/30	4,485,000	4,828,147
Local Government Infrastructure, Subordinate Lien	4.000%	6/1/30	1,000,000	1,076,510
Montgomery County, Maryland, Revenue Bonds:
Housing Opportunities Commission, Multi-Family Revenue, Housing Development	4.625%	7/1/41	2,000,000	2,072,860
Housing Opportunities Commission, Single Family Mortgage	4.875%	7/1/25	1,000,000	1,052,330
Housing Opportunities Commission, Single Family Mortgage	5.000%	7/1/27	585,000	595,261	(a)
Total Housing				15,343,263
Industrial Revenue — 2.5%
Maryland EDC, EDR, Lutheran World Relief Inc. and Immigration and Refugee Service	5.250%	4/1/29	565,000	586,091
Maryland IDA, Refunding Revenue Bonds, American Center for Physics Headquarters Facility	5.250%	12/15/15	320,000	321,264
Puerto Rico Commonwealth Government Development Bank, NATL	4.750%	12/1/15	3,000,000	3,018,210
Total Industrial Revenue				3,925,565
Leasing — 3.5%
IDA of Prince George’s County, Maryland, Subordinated Lease Revenue Bonds:
Upper Marlboro Justice Center Expansion Project, NATL	5.125%	6/30/15	3,340,000	3,353,026
Upper Marlboro Justice Center Expansion Project, NATL	5.000%	6/30/19	1,000,000	1,003,510

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

September 30, 2014

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
Leasing — continued
Montgomery County, MD, Lease Revenue, Metrorail Garage Project	5.000%	6/1/24	$1,000,000	$1,163,150
Total Leasing				5,519,686
Local General Obligation — 4.9%
Anne Arundel County, Maryland, GO Bonds:
Consolidated General Improvement Bonds	4.500%	3/1/23	1,000,000	1,089,930
Water & Sewer	4.000%	4/1/27	1,150,000	1,276,627
Baltimore County, Maryland, GO Bonds	4.000%	8/1/23	1,270,000	1,411,262
Baltimore County, Maryland, GO Bonds, Metropolitan District Bonds, 70th Issue	4.250%	9/1/26	1,000,000	1,052,770
Frederick County, Maryland, GO Bonds, Public Facilities Refunding Bonds	5.000%	7/1/15	1,000,000	1,036,220
Howard County, Maryland, GO Bonds, Consolidated Public Improvement Project and Refunding Bonds	5.000%	8/15/19	1,000,000	1,179,620
Queen Anne’s County, Maryland, Public Facilities Refunding Bonds, NATL	5.000%	11/15/16	500,000	526,235
Total Local General Obligation				7,572,664
Power — 2.2%
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/16	2,000,000	1,210,740
Puerto Rico Electric Power Authority, Power Revenue	5.000%	7/1/28	3,740,000	2,225,861
Total Power				3,436,601
Pre-Refunded/Escrowed to Maturity — 9.2%
Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives	5.000%	9/1/20	1,050,000	1,142,284	(b)
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds, Water Projects	5.000%	7/1/24	3,800,000	4,596,404	(c)
Maryland State Health & Higher EFA Revenue Bonds:
College of Notre Dame of Maryland Issue, NATL	5.300%	10/1/18	925,000	1,025,603	(c)
Howard County General Hospital Issue	5.500%	7/1/21	2,535,000	2,680,788	(c)
Loyola College Issue	5.000%	10/1/40	2,000,000	2,095,740	(b)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	15,000	18,032	(b)
University System of Maryland Auxiliary Facility and Tuition Revenue Bonds	5.000%	10/1/21	2,500,000	2,729,275	(b)
Total Pre-Refunded/Escrowed to Maturity				14,288,126
Special Tax Obligation — 3.8%
Frederick County, MD, Special Obligation, Urbana Community Development Authority	5.000%	7/1/30	3,000,000	3,238,650
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/23	290,000	256,778
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/28	1,985,000	1,676,928
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/39	1,000,000	818,580
Total Special Tax Obligation				5,990,936

See Notes to Financial Statements.

6	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Security	Rate	Maturity Date	Face Amount	Value
State General Obligation — 3.3%
State of Maryland, GO Bonds, State and Local Facilities Loan	5.500%	3/1/15	$5,000,000	$5,110,950
Transportation — 5.7%
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.500%	2/1/15	3,000,000	3,052,980
Maryland State Department of Transportation, Consolidated Transportation Revenue Bonds	5.000%	2/15/25	5,000,000	5,853,250
Total Transportation				8,906,230
Water & Sewer — 13.8%
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Refunding Revenue Bonds:
Wastewater Projects, FGIC	5.000%	7/1/22	1,910,000	2,149,781
Water Projects, FGIC	5.000%	7/1/24	1,890,000	2,131,977
City of Baltimore, Maryland, Mayor and City Council of Baltimore, Project and Revenue Bonds, Wastewater Projects, AGM	5.000%	7/1/33	4,000,000	4,441,440
City of Baltimore, Maryland, Project Revenue Bonds, Water Projects, AMBAC	5.000%	7/1/23	1,000,000	1,101,700
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.250%	6/1/16	1,650,000	1,784,360
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	5.750%	6/1/17	2,000,000	2,273,200
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/18	2,705,000	3,206,074
Washington Suburban Sanitary District, Maryland, Montgomery and Prince George’s Counties, Water Supply Refunding Bonds	6.000%	6/1/19	3,665,000	4,471,263
Total Water & Sewer				21,559,795
Total Investments before Short-Term Investments (Cost — $143,566,208)				153,407,646
Short-Term Investments — 1.1%
Repurchase Agreements — 1.1%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $1,705,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $1,739,100) (Cost — $1,705,000)	0.001%	10/1/14	1,705,000	1,705,000
Total Investments — 99.4% (Cost — $145,271,208#)				155,112,646
Other Assets in Excess of Liabilities — 0.6%				1,014,566
Total Net Assets — 100.0%				$156,127,212

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

September 30, 2014

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
EDC	— Economic Development Corporation
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
GO	— General Obligation
IDA	— Industrial Development Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	22.5%
AA/Aa	29.8
A	19.0
BBB/Baa	23.7
B/B	0.0 ‡
CCC/Caa	2.2
A-1/VMIG 1	1.1
NR	1.7
100%

‡	Represents less than 0.1%.

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

8	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

September 30, 2014

Assets:
Investments, at value (Cost — $145,271,208)	$155,112,646
Cash	670
Interest receivable	1,924,889
Receivable for Fund shares sold	40,842
Receivable for securities sold	30,000
Prepaid expenses	21,452
Total Assets	157,130,499

Liabilities:
Payable for Fund shares repurchased	862,234
Distributions payable	54,791
Investment management fee payable	32,886
Service and/or distribution fees payable	28,991
Trustees’ fees payable	1,826
Accrued expenses	22,559
Total Liabilities	1,003,287
Total Net Assets	$156,127,212

Net Assets:
Par value (Note 7)	$9,495
Paid-in capital in excess of par value	147,369,077
Undistributed net investment income	21,457
Accumulated net realized loss on investments	(1,114,255)
Net unrealized appreciation on investments	9,841,438
Total Net Assets	$156,127,212

Shares Outstanding:
Class A	6,431,898
Class C	1,654,716
Class I	1,408,740

Net Asset Value:
Class A (and redemption price)	$16.44
Class C*	$16.44
Class I (and redemption price)	$16.45
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.17

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended September 30, 2014

Investment Income:
Interest	$3,612,906

Expenses:
Investment management fee (Note 2)	444,741
Service and/or distribution fees (Notes 2 and 5)	182,636
Transfer agent fees (Note 5)	52,298
Legal fees	44,582
Registration fees	21,230
Audit and tax fees	17,459
Shareholder reports	13,986
Fund accounting fees	13,908
Trustees’ fees	10,385
Insurance	2,056
Custody fees	805
Miscellaneous expenses	1,722
Total Expenses	805,808
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(138,001)
Net Expenses	667,807
Net Investment Income	2,945,099

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investments Transactions	83,924
Change in Net Unrealized Appreciation (Depreciation) on Investments	1,249,628
Net Gain on Investments	1,333,552
Increase in Net Assets from Operations	$4,278,651

See Notes to Financial Statements.

10	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended September 30, 2014 (unaudited) and the Year Ended March 31, 2014	September 30	March 31

Operations:
Net investment income	$2,945,099	$6,410,637
Net realized gain (loss)	83,924	(779,517)
Change in net unrealized appreciation (depreciation)	1,249,628	(8,512,778)
Increase (Decrease) in Net Assets From Operations	4,278,651	(2,881,658)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,945,099)	(6,410,677)
Decrease in Net Assets From Distributions to Shareholders	(2,945,099)	(6,410,677)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	9,755,830	12,902,680
Reinvestment of distributions	2,608,407	5,743,022
Cost of shares repurchased	(21,669,455)	(57,572,955)
Decrease in Net Assets From Fund Share Transactions	(9,305,218)	(38,927,253)
Decrease in Net Assets	(7,971,666)	(48,219,588)

Net Assets:
Beginning of period	164,098,878	212,318,466
End of period*	$156,127,212	$164,098,878
*Includes undistributed net investment income of:	$21,457	$21,457

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	11

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.31	$17.07	$16.99	$15.82	$16.50	$15.58

Income (loss) from operations:
Net investment income	0.31	0.59	0.57	0.64	0.64	0.63
Net realized and unrealized gain (loss)	0.13	(0.76)	0.08	1.17	(0.68)	0.92
Total income (loss) from operations	0.44	(0.17)	0.65	1.81	(0.04)	1.55

Less distributions from:
Net investment income	(0.31)	(0.59)	(0.57)	(0.64)	(0.64)	(0.63)
Total distributions	(0.31)	(0.59)	(0.57)	(0.64)	(0.64)	(0.63)

Net asset value, end of period	$16.44	$16.31	$17.07	$16.99	$15.82	$16.50
Total return[3]	2.69%	(0.94)%	3.84%	11.63%	(0.32)%	10.08%

Net assets, end of period (000s)	$105,752	$117,797	$150,828	$150,467	$145,959	$168,589

Ratios to average net assets:
Gross expenses	0.90%[4]	0.83%	0.85%	0.85%	0.84%	0.89%
Net expenses[5,6,7]	0.75 [4]	0.64	0.63	0.64	0.63	0.65
Net investment income	3.72 [4]	3.59	3.30	3.88	3.88	3.88

Portfolio turnover rate	1%	8%	13%	4%	15%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. Prior to January 1, 2014, the ratio of expenses did not exceed 0.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

12	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.31	$17.07	$16.99	$15.82	$16.50	$15.58

Income (loss) from operations:
Net investment income	0.26	0.49	0.47	0.54	0.54	0.52
Net realized and unrealized gain (loss)	0.13	(0.76)	0.08	1.17	(0.68)	0.94
Total income (loss) from operations	0.39	(0.27)	0.55	1.71	(0.14)	1.46

Less distributions from:
Net investment income	(0.26)	(0.49)	(0.47)	(0.54)	(0.54)	(0.54)
Total distributions	(0.26)	(0.49)	(0.47)	(0.54)	(0.54)	(0.54)

Net asset value, end of period	$16.44	$16.31	$17.07	$16.99	$15.82	$16.50
Total return[3]	2.41%	(1.53)%	3.24%	10.96%	(0.90)%	9.44%

Net assets, end of period (000s)	$27,206	$28,678	$37,692	$33,068	$28,186	$21,000

Ratios to average net assets:
Gross expenses	1.48%[4]	1.44%	1.44%	1.45%	1.43%	1.52%
Net expenses[5,6,7]	1.30 [4]	1.24	1.21	1.24	1.21	1.20
Net investment income	3.17 [4]	2.99	2.71	3.27	3.31	3.22

Portfolio turnover rate	1%	8%	13%	4%	15%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended September 30, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.30%. Prior to January 1, 2014, the ratio of expenses did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2014	2013	2012	2011	2010

Net asset value, beginning of period	$16.31	$17.08	$17.00	$15.82	$16.51	$15.58

Income (loss) from operations:
Net investment income	0.32	0.62	0.60	0.67	0.67	0.66
Net realized and unrealized gain (loss)	0.14	(0.77)	0.08	1.18	(0.69)	0.94
Total income (loss) from operations	0.46	(0.15)	0.68	1.85	(0.02)	1.60

Less distributions from:
Net investment income	(0.32)	(0.62)	(0.60)	(0.67)	(0.67)	(0.67)
Total distributions	(0.32)	(0.62)	(0.60)	(0.67)	(0.67)	(0.67)

Net asset value, end of period	$16.45	$16.31	$17.08	$17.00	$15.82	$16.51
Total return[4]	2.83%	(0.85)%	4.02%	11.90%	(0.21)%	10.38%

Net assets, end of period (000s)	$23,169	$17,624	$23,798	$20,632	$12,815	$8,221

Ratios to average net assets:
Gross expenses	0.86%[5]	0.92%	0.79%	0.71%	0.78%	0.90%
Net expenses[6,7,8]	0.60 [5]	0.48	0.45	0.45	0.45	0.45
Net investment income	3.87 [5]	3.74	3.48	4.04	4.08	4.04

Portfolio turnover rate	1%	8%	13%	4%	15%	6%

[1]	Effective October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended September 30, 2014 (unaudited).

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. Prior to January 1, 2014, the ratio of expenses did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

14	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Investment Counsel Maryland Tax-Free Income Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Tax-Free Income Fund (the “Trust”). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

See Note 9 for information about the proposed reorganization of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

16	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$153,407,646	—	$153,407,646
Short-term investments†	—	1,705,000	—	1,705,000
Total investments	—	$155,112,646	—	$155,112,646

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests substantially all of its assets in securities issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities, and public authorities. Changes in economic conditions in, or governmental policies of, the State of Maryland could have a significant impact on the performance of the Fund.

The Fund may focus a significant amount of its investments in a single sector of the municipal securities market. In doing so, the Fund is more susceptible to factors adversely affecting that sector than a fund not following that practice.

The Fund may invest a significant portion of assets in securities issued by local governments or public authorities that are rated according to their particular creditworthiness, which may vary significantly from the state’s general obligations. The value of the Fund’s shares will be more susceptible to being materially impacted by a single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

18	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason Investment Counsel, LLC (“LMIC”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, LMIC and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays LMIC and Western Asset an aggregate fee equal to 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 0.75%, 1.30% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $138,001.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires March 31, 2015	$309,086	$62,819	$45,046
Expires March 31, 2016	350,914	82,542	73,746
Expires March 31, 2017	246,220	65,262	91,751
Expires March 31, 2018	87,034	25,055	25,912
Total fee waivers/expense reimbursements subject to recapture	$993,254	$235,678	$236,455

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

For the six months ended September 30, 2014, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2014, LMIS and its affiliates retained sales charges of $814 on sales of the Fund’s Class A shares. In addition, for the six months ended September 30, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$411

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,732,000
Sales	9,799,562

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$12,867,110
Gross unrealized depreciation	(3,025,672)
Net unrealized appreciation	$9,841,438

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended September 30, 2014, the Fund did not invest in any derivative instruments.

20	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and Class C shares calculated at the annual rate of 0.15% and 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.45% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the six months ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$85,459	$27,205
Class C	97,177	10,326
Class I	—	14,767
Total	$182,636	$52,298

For the six months ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$87,034
Class C	25,055
Class I	25,912
Total	$138,001

6. Distributions to shareholders by class

	Six Months Ended September 30, 2014	Year Ended March 31, 2014
Net Investment Income:
Class A	$2,117,623	$4,673,908
Class C	439,725	959,578
Class I	387,751	777,191
Total	$2,945,099	$6,410,677

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended September 30, 2014		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	46,190	$756,970	258,882	$4,290,184
Shares issued on reinvestment	120,060	1,968,268	264,462	4,340,041
Shares repurchased	(957,639)	(15,701,145)	(2,134,806)	(35,122,123)
Net decrease	(791,389)	$(12,975,907)	(1,611,462)	$(26,491,898)

Class C
Shares sold	86,126	$1,413,709	205,369	$3,400,875
Shares issued on reinvestment	23,110	378,849	51,205	840,166
Shares repurchased	(213,155)	(3,492,470)	(706,008)	(11,604,193)
Net decrease	(103,919)	$(1,699,912)	(449,434)	$(7,363,152)

Class I
Shares sold	463,539	$7,585,151	316,055	$5,211,621
Shares issued on reinvestment	15,934	261,290	34,274	562,815
Shares repurchased	(151,057)	(2,475,840)	(663,606)	(10,846,639)
Net increase (decrease)	328,416	$5,370,601	(313,277)	$(5,072,203)

8. Capital loss carryforward

As of March 31, 2014, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
3/31/2017	$(235,583)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $962,596 which have no expiration date, must be used first to offset any such gains.

9. Subsequent event

On June 4, 2014, Stifel Financial Corp. (“Stifel”), a financial services holding company, announced a definitive agreement to acquire Legg Mason Investment Counsel & Trust Co., N.A. (subsequently renamed 1919 Investment Counsel and Trust Company, N.A.) (“1919 ICTC”) from Legg Mason, Inc. (“Legg Mason”). Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, and 1919 ICTC are wholly owned subsidiaries of Legg Mason, and Legg Mason Investment Counsel, LLC (“LMIC”), a wholly owned subsidiary of 1919 ICTC, is the Fund’s subadviser.

In connection with the acquisition, LMPFA recommended to the Fund’s Board of Trustees that they approve a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by a newly organized series, 1919 Maryland Tax-Free Income Fund (the “New Fund”) of the Trust for Advised Portfolios (the “TAP Trust”), in exchange for shares of the New Fund. Shares of the New Fund would then be distributed to Fund shareholders and the Fund would be terminated. On July 18, 2014, the Board of Trustees, on behalf of the Fund, approved the Fund reorganization, subject to shareholder

22	Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report

approval and certain other conditions. At the special meeting of shareholders held on October 15, 2014, the Fund’s shareholders approved the reorganization.

If the Fund reorganization is effected, LMIC will be renamed and indirectly owned by Stifel, and will serve as investment adviser to the New Fund. The New Fund will maintain the continuity of the Fund’s investment program with certain differences, which are not expected to result in material differences in the ways the Fund is currently managed and the New Fund will be managed. The Fund’s current investment management agreement with LMPFA and subadvisory agreement with Western Asset Management Company for the management of cash and short-term instruments will be terminated.

The Fund reorganization is subject to the satisfaction of certain closing conditions and the receipt of certain additional approvals. If the required conditions are satisfied, it is possible that the Fund reorganization could occur as early as October 31, 2014 or such other date as the parties may agree.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust 2014 Semi-Annual Report	23

Additional shareholder information (unaudited)

Result of special meeting of shareholders

The special meeting of shareholders of Legg Mason Investment Counsel Maryland Tax-Free Income Trust, a series of Legg Mason Tax-Free Income Fund, was held on October 15, 2014, for the purpose of approving an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Fund, in exchange for the assumption of all of the liabilities of the Fund and for the shares of 1919 Maryland Tax-Free Income Fund, a newly organized series of the Trust for Advised Portfolios, to be distributed to the shareholders of the Fund and (ii) the subsequent termination of the Fund. The following table provides information concerning the matters voted upon at the meeting:

Shares Outstanding on the Record Date	Shares Represented at the Meeting	Shares For	Shares Against	Shares Abstaining
9,771,673.731	5,582,697.365	4,813,716.013	370,733.000	398,248.352

24	Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Investment Counsel

Maryland Tax-Free Income Trust

Trustees

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment sub-adviser

Legg Mason Investment Counsel, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

The Fund is a separate investment series of Legg Mason Tax-Free Income Fund, a Massachusetts business trust.

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Investment Counsel Maryland Tax-Free Income Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-030/S 11/14 SR14-2334

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Tax Free Income Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 29, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 29, 2014